B A R O N

                                  F U N D S (R)

                                               o        Baron Asset Fund
                                               o        Baron Growth Fund
                                               o        Baron Small Cap Fund
                                               o        Baron iOpportunity Fund


         Supplement dated July 23, 2003 to Prospectus dated May 8, 2003


         NOTICE REGARDING APPOINTMENT OF CO-MANAGER TO BARON ASSET FUND


The portfolio manager information for Baron Asset Fund that appears on pages 17-18 of the current prospectus is amended as follows (changes marked in italics):



          Mr. Baron has been the portfolio manager of BARON ASSET FUND and BARON GROWTH FUND since their inception. AS OF JULY 23, 2003, ANDREW PECK BECOMES A CO-PORTFOLIO MANAGER OF BARON ASSET FUND. MR. PECK IS A VICE PRESIDENT OF BARON FUNDS AND HAS WORKED AT BARON FUNDS AS AN ANALYST SINCE FEBRUARY OF 1998. BEFORE THAT HE WAS AN ANALYST AT A LARGE BROKERAGE FIRM.




This information supplements the prospectus dated May 8, 2003. This supplement and the prospectus constitute a current prospectus. To request another copy of the prospectus, please call 1-800-992-2766 or visit our website at BaronFunds.com.